Exhibit 77Q

                               AMENDMENT NUMBER 1
                                     to the
                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       of
                        OPPENHEIMER STRATEGIC INCOME FUND


         This Amendment Number 1 is made as of April 30, 2010 to the Amended and Restated Declaration of Trust of Oppenheimer Strategic Income Fund (the "Trust"), dated as of September 25, 2002, by the duly authorized individual executing this amendment on behalf of the Trustees of the Trust.

         WHEREAS, the Trustees established Oppenheimer Strategic Income Fund as a trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated May 1, 1989, as Amended and Restated as of September 25, 2002 (the "Amended and Restated Declaration of Trust"); and

         WHEREAS, the Trustees, acting pursuant to Paragraph 4(s) of ARTICLE SEVENTH of the Amended and Restated Declaration of Trust, desire to make a permitted change to said Amended and Restated Declaration of Trust without shareholder approval to change the name of the Trust from "Oppenheimer Strategic Income Fund" to "Oppenheimer Global Strategic Income Fund" and have authorized the undersigned officer to execute this amendment on their behalf.

         NOW, THEREFORE, ARTICLE FIRST of the Amended and Restated Declaration of Trust is amended by deleting ARTICLE FIRST in its entirety and replacing it with the following:

         ARTICLE FIRST - NAME
         -------------   ----

                  This Trust shall be known as OPPENHEIMER GLOBAL STRATEGIC INCOME FUND. The address of Oppenheimer Global Strategic Income Fund is 6803 South Tucson Way, Englewood, Colorado 80112. The Registered Agent for Service is CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110.


Acting pursuant to Paragraph 12 of ARTICLE NINTH, the undersigned signs this amendment by and on behalf of the Trustees.




                                                   /s/ Lisa I. Bloomberg
                                                    Lisa I. Bloomberg
                                                    Assistant Secretary

                                                                  Exhibit 77Q

                               AMENDMENT NUMBER 2
                                     to the
                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       of
                        OPPENHEIMER STRATEGIC INCOME FUND


         This Amendment Number 2 is made as of April 30, 2010 to the Amended and Restated Declaration of Trust of Oppenheimer Strategic Income Fund (the "Trust"), dated as of September 25, 2002, by the duly authorized individual executing this amendment on behalf of the Trustees of the Trust.

         WHEREAS, the Trustees established Oppenheimer Strategic Income Fund as a trust under the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated May 1, 1989, as amended and restated as of September 25, 2002 (the "Amended and Restated Declaration of Trust"), and as amended by Amendment Number 1 made as of April 30, 2010 ("Amendment No. 1").

         WHEREAS, the Trustees, acting pursuant to Paragraph 4(s) of ARTICLE SEVENTH of the Amended and Restated Declaration of Trust, amended said Amended and Restated Declaration of Trust, by way of Amendment No. 1, without shareholder approval to change the name of the Trust from "Oppenheimer Strategic Income Fund" to "Oppenheimer Global Strategic Income Fund."

         WHEREAS, the Trustees, acting pursuant to said ARTICLE SEVENTH, now desire to make a permitted change to said Amended and Restated Declaration of Trust, as amended by Amendment No. 1, without shareholder approval to change the name of the Trust from "Oppenheimer Global Strategic Income Fund" back to "Oppenheimer Strategic Income Fund," effective as of April 30, 2010.


         NOW, THEREFORE, effective as of April 30, 2010, ARTICLE FIRST of the Amended and Restated Declaration of Trust is amended by deleting ARTICLE FIRST in its entirety and replacing it with the following:

         ARTICLE FIRST - NAME
         -------------   ----

                  This Trust shall be known as OPPENHEIMER STRATEGIC INCOME FUND. The address of Oppenheimer Strategic Income Fund is 6803 South Tucson Way, Englewood, Colorado 80112. The Registered Agent for Service is CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110.


         WHEREAS, the Trustees, acting pursuant to said ARTICLE SEVENTH, desire to make a permitted change to said Amended and Restated Declaration of Trust, as amended by Amendment No. 1, without shareholder approval to change the name of the Trust from "Oppenheimer Strategic Income Fund" to "Oppenheimer Global Strategic Income Fund," effective as of June 30, 2010, and have authorized the undersigned officer to execute this amendment on their behalf.


         NOW, THEREFORE, effective as of June 30, 2010, ARTICLE FIRST of the Amended and Restated Declaration of Trust is amended by deleting ARTICLE FIRST in its entirety and replacing it with the following:

         ARTICLE FIRST - NAME
         -------------   ----

                  This Trust shall be known as OPPENHEIMER GLOBAL STRATEGIC INCOME FUND. The address of Oppenheimer Global Strategic Income Fund is 6803 South Tucson Way, Englewood, Colorado 80112. The Registered Agent for Service is CT Corporation System, 101 Federal Street, Boston, Massachusetts 02110.


Acting pursuant to Paragraph 12 of ARTICLE NINTH, the undersigned signs this amendment by and on behalf of the Trustees.



                                                    /s/ Lisa I. Bloomberg
                                                             Lisa I. Bloomberg
                                                           Assistant Secretary